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                                                                 EXHIBIT 10.17.5

                               AMENDMENT NO. 3 TO
                           SECOND AMENDED AND RESTATED
                         SECURITY AND FUNDING AGREEMENT

                AMENDMENT NO. 3 (this "Amendment"), dated as of April 24, 2003, to the SECOND AMENDED AND RESTATED SECURITY AND FUNDING AGREEMENT, dated as of April 27, 2001, by and among AMERICREDIT MANHATTAN TRUST, a Delaware statutory trust (the "Borrower"), JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent on behalf of the Secured Parties and as securities intermediary hereunder (together with its successors and assigns in such capacities, the "Administrative Agent" and the "Securities Intermediary", respectively) and THE SEVERAL SECURED PARTIES AND FUNDING AGENTS PARTY THERETO FROM TIME TO TIME.

                              W I T N E S S E T H :

                WHEREAS, the Borrower, the Administrative Agent, the Secured Parties and the Funding Agents have entered into a Second Amended and Restated Security and Funding Agreement, dated as of April 27, 2001 (the "Agreement");

                WHEREAS, the parties hereto wish to amend the Agreement as hereinafter provided.

                NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

                SECTION 1. Defined Terms. Unless otherwise defined herein, the terms used herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Agreement. For all purposes of this Amendment, "Effective Date" shall mean the first day on which (i) the Administrative Agent shall have received executed counterparts to this Amendment and (ii) the accrued fees and expenses of counsel to the Administrative Agent and the Secured Parties shall have been paid in full.

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                SECTION 2. Amendments to Agreement. The Agreement is hereby amended, effective on the Effective Date, as follows:

                (a) Section 7.1(a) of the Agreement shall be amended by deleting clause (x) of the second paragraph thereof and by replacing it with the following:

        (x) if same day Funding is requested of PARCO, not later than either 11:00 A.M. New York time (if the amount of such Funding is less than $100,000,000) or 10:00 A.M. New York time (if the amount of such Funding is greater than or equal to $100,000,000) (any such request for same day Funding to include a list of Receivables to be pledged for such same day Funding) or otherwise

                (b) Section 7.1(b) of the Agreement shall be amended by deleting clauses (xiv) and (xv).

                (c) Section 7.1(b) of the Agreement shall be amended by inserting the following sentence at the end of the first paragraph: "The initial Funding occurring after April 24, 2003 shall be subject to the further condition precedent that the Administrative Agent shall have received on or after such date letters from each of S & P and Moody's confirming that there has been no downgrade or withdrawal of the ratings assigned by each of them to the VFN.".

                (d) Section 7.1 of the Agreement shall be amended in the last subsection thereof by deleting the following subsection in its entirety:

                        (i) Other Information. In the event the long-term senior unsecured debt rating of AmeriCredit Corp. shall fall below B+ by S & P or Ba2 by Moody's (or either such rating shall have been withdrawn), then, no later than the thirtieth (30th) day following the occurrence of such event, the Borrower (or the Servicer on its behalf) shall supply the data specified in Section 5.13 of the Sale and Servicing Agreement, together with any other information requested by the Administrative Agent.

                SECTION 3. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

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                SECTION 4. Consents; Binding Effect. The execution and delivery by the parties hereto of this Amendment shall constitute the written consent of each of them to this Amendment and to Amendment No. 6, dated as of April 24, 2003, to the Sale and Servicing Agreement, dated as of September 14, 2000 (as amended, the "Sale and Servicing Agreement"), between the Borrower, AmeriCredit Financial Services, Inc., AmeriCredit Funding Corp. V and the Administrative Agent. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

                SECTION 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                SECTION 6. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                SECTION 7. Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                SECTION 8. Agreement to Remain in Full Force and Effect. Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. This Amendment shall be deemed to be an amendment to the Agreement. All references in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and all references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement as amended hereby.

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                IN WITNESS WHEREOF, the parties hereto have caused this
Amendment No. 3 to the Second Amended and Restated Security and Funding Agreement to be executed as of the date and year first above written.

                                      AMERICREDIT MANHATTAN TRUST, as
                                        Borrower

                                      By: Deutsche Bank Trust Company Delaware,
                                            solely in its capacity as Trustee

                                      By: /s/ Louis Bodi
                                         ---------------------------------------
                                         Name: LOUIS BODI
                                         Title:  VICE PRESIDENT

                                                                ATTORNEY-IN-FACT

                                      JPMORGAN CHASE BANK,
                                        as Administrative Agent on behalf of
                                        the Secured Parties

                                      By: /s/ Christopher Lew
                                         ---------------------------------------
                                         Name: CHRISTOPHER LEW
                                         Title: ASSISTANT VICE PRESIDENT

                                      JPMORGAN CHASE BANK,
                                        as PARCO Funding Agent

                                      By: /s/ Christopher Lew
                                         ---------------------------------------
                                         Name: CHRISTOPHER LEW
                                         Title: ASSISTANT VICE PRESIDENT

                                      PARK AVENUE RECEIVABLES
                                        CORPORATION,
                                        as a Secured Party

                                      By: /s/ Andrew L. Stidd
                                         ---------------------------------------
                                         Name: Andrew L. Stidd
                                         Title: President

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